UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):    April 27, 2015

THE FRESH MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34940 (Commission File Number)	56-1311233 (IRS Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 272-1338

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On April 27, 2015, the Board of Directors (the “Board”) of The Fresh Market, Inc. (the “Company”) elected Robert K. Shearer and Michael D. Casey to the Company’s Board effective May 1, 2015. Mr. Shearer, former Senior Vice President and Chief Financial Officer of V.F. Corporation, was elected as a Class II director, with a term expiring at the Company’s 2015 annual meeting of stockholders. Mr. Casey, Chief Executive Officer and Chairman of the board of directors of Carter’s, Inc., was elected as a Class I director, with a term expiring at the Company’s 2017 annual meeting of stockholders. Messrs. Shearer and Casey were each initially identified and recommended to the Board as a potential director by an independent search firm retained by the Board. The Board has determined that Messrs. Shearer and Casey are independent under the applicable rules and regulations of The NASDAQ Stock Market and the Securities and Exchange Commission (the “SEC”). As of the date hereof, neither Mr. Shearer nor Mr. Casey has been named to any committees of the Board.

Each of Messrs. Shearer and Casey entered into an indemnification agreement with the Company, effective as of May 1, 2015, in the form of the Company’s standard form director indemnification agreement, a copy of which was attached as Exhibit 10.20 to the Company’s registration statement on Form S-1/A filed with the SEC on October 19, 2010.

Messrs. Shearer and Casey will receive compensation for their Board and any committee service in accordance with the Company’s director compensation policy, including a grant of restricted shares of the Company’s common stock pursuant to The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan. The Company’s director compensation policy, as adjusted by the Board from time to time, is described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 23, 2014.

There are no arrangements or understandings between either Mr. Shearer or Mr. Casey and any other persons pursuant to which he was selected as a director. There are no transactions involving the Company and Mr. Shearer or Mr. Casey that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the election of Messrs. Shearer and Casey is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release of The Fresh Market, Inc. dated April 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: April 30, 2015	By:	/s/ Scott F. Duggan
	Name:	Scott F. Duggan
	Title:	Senior Vice President - General Counsel